Exhibit 10.1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO EXCLUSIVE LICENSE AND CO-FUNDING AGREEMENT

This First Amendment (this “First Amendment”), entered into as of March 15, 2022 but effective retroactively as of October 7, 2020 (the “First Amendment Effective Date”), is made to that certain Exclusive License and Co-Funding Agreement (the “Agreement”), dated as of October 7, 2020, by and between Takeda Pharmaceuticals U.S.A., Inc., a company incorporated under the laws of the State of Delaware (“Takeda”), and Arrowhead Pharmaceuticals Inc., a company organized and existing under the Laws of the State of Delaware (“Arrowhead”).  The parties to this Agreement are collectively referred to as the “Parties” and individually as a “Party.”  Capitalized terms used but not defined in this First Amendment have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the Parties desire to amend the Agreement with respect to, among other things, the Parties’ respective funding obligations regarding the costs of certain Development activities; and

WHEREAS, each of the Parties has approved this First Amendment in accordance with Section 17.4 (Entire Agreement; Amendments) of the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that as of the First Amendment Effective Date, the Agreement incorporates and includes these terms as amended and or added as follows:

AGREEMENT

1.	Amendment of Article 1 (Definitions):

a.	The definition of “Additional Studies” is hereby deleted in its entirety and replaced with the following:

“Additional Studies” means, collectively, (a) a Phase III Clinical Trial for a Product that is focused on the treatment of cirrhotic patients (adult F4cc) conducted in or for the Profit-Share Territory, (b) any Phase III Clinical Trials for a Product that are focused on the treatment of pediatric patients conducted in or for the Profit-Share Territory, and (c) any other Clinical Trial that (i) is intended to support the Regulatory Approval of a Product for the treatment of cirrhotic patients or pediatric patients and (ii) is included under the Co-Funded Development Plan. For clarity, the [***] to be performed by Takeda is an Additional Study.

b.	The definition of “Co-Funded Development Activities” is hereby deleted in its entirety and replaced with the following:

“Co-Funded Development Activities” means (a) the Additional Studies, (b) any PMR/PMC Activities, and (c) any Other Studies to be conducted by or on behalf of Takeda.

c.	The definition of “Eligible Development Costs Share Ratio” is hereby deleted in its entirety and replaced with the following:

“Eligible Development Expense Share Ratio” has the meaning set forth in Section 3.2.3(b) (Shared Development Expenses).

d.	The definition of “Eligible Development Expenses” is hereby deleted in its entirety and replaced with the following:

“Eligible Development Expenses” means all FTE Costs, Out-of-Pocket Costs, and other costs and expenses incurred by or on behalf of a Party or its Affiliates that are attributable to PMR/PMC Activities or Other Studies in accordance with the applicable Co-Funded Development Plan or Arrowhead Co-Funded Development Plan, including the following:

(a)	[***];

(b)	[***]; and

in each case, to the extent such costs are consistent with the applicable Co-Funded Development Budget or Arrowhead Co-Funded Development Budget, plus applicable Allowable Overruns [***]. If any FTE Cost, Out-of-Pocket Cost, or other cost or expense is specifically identifiable or reasonably allocable to more than one Development cost category above, then such cost or expense will only be counted once. No expense included as an Eligible Development Expense will also be included as an Eligible Commercialization Expense or an Eligible Medical Affairs Expense. Eligible Development Expenses will be recognized and calculated in accordance with the applicable Accounting Standards.

e.	The definition of “Eligible Development Expenses Report” is hereby deleted in its entirety and replaced with the following:

“Eligible Development Expenses Report” has the meaning set forth in Section 3.2.3(b) (Shared Development Expenses).

f.	The definition of “PMR/PMC Activities” is hereby deleted in its entirety and replaced with the following:

“PMR/PMC Activities” means any post-marketing requirements or post-marketing commitments, in each case, undertaken as a condition, or otherwise required by a Regulatory Authority in order, to obtain or maintain Regulatory Approval for a Product in the Profit-Share Territory. For the avoidance of doubt, any post-marketing requirements or post-marketing commitments will be considered to have been undertaken as a condition, or otherwise required by a Regulatory Authority, for example, if such activities are included in any written plan provided to a Regulatory Authority or if such activities are reflected in any meeting minutes related to a meeting with such Regulatory Authority.

The following new definitions are hereby added to Article 1 (Definitions):

“Other Studies” means any Clinical Trial for a Product conducted by or on behalf of either Party in the Profit-Share Territory, other than any Additional Study, Ongoing Development Trials, New Phase III Trial, or PMR/PMC Activities. For clarity, open-label extension studies for a Product conducted by a Party in the Profit-Share Territory will constitute Other Studies.

“Phase I Clinical Trial” means a Clinical Trial (or any arm thereof) of an investigational product that satisfies the requirements of U.S. federal regulation 21 C.F.R. § 312.21(a) and its successor regulation, or an equivalent Clinical Trial prescribed by the relevant Regulatory Authority in a country other than the United States.

[***].

2.	Amendment of Article 2 (License Grant):

a.	Section 2.6 (No Other Rights; Retained Rights) of the Agreement is hereby deleted in its entirety and replaced with the following:

No Other Rights and Retained Rights.  Except as otherwise expressly provided in this Agreement, under no circumstances will a Party or any of its Affiliates, as a result of this Agreement, obtain any ownership interest, license, or other right in or to any Know How, Patent Rights, or other intellectual property of the other Party, including tangible or intangible items owned, controlled, or developed by the other Party, or provided by the other Party to the receiving Party at any time, pursuant to this Agreement.  [***].

3.	Amendment of Article 3 (Development):

a.	Section 3.1.5 (Co-Funded Development Plan) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a)

Takeda Co-Funded Development Plan.  At least [***] prior to the commencement of any Co-Funded Development Activities, Takeda will prepare a detailed written plan for such activities and submit such plan to the JSC to review, discuss, and determine whether to approve. The development plan for the Co-Funded Development Activities is referred to as the “Co-Funded Development Plan.”  The Co-Funded Development Plan will include: (a) [***] and (b) a detailed written budget, on an activity-by-activity basis, of expected FTE Costs, Out-of-Pocket Costs, and other costs and expenses relating to the performance of such PMR/PMC Activities, Additional Studies, and Other Studies to be conducted by or on behalf of Takeda under the Co-Funded Development Plan on a [***]basis for the subsequent [***], which budget will include [***] (as may be updated by the Parties from time to time, the “Initial Co-Funded Development Budget”, and together with such budget in respect of each subsequent Calendar Year, each, a “Co-Funded Development Budget”). Takeda, through the JSC, will propose updates to the Co-Funded Development Plan on an [***] basis, and will propose a Co-Funded Development Budget for each subsequent [***] no later than [***] of the then-current [***].  In addition, Takeda may propose updates to the Co-Funded Development Plan and the Co-Funded Development Budget as necessary from time-to-time during a Calendar Year. The JSC will review, discuss, and determine whether to approve the proposed Co-Funded Development Plan, including the Initial Co-Funded Development Budget, and each [***] update and any other such proposed material update, in accordance with Section 9.2.3 (Responsibilities of JSC).

(b)

Arrowhead Co-Funded Development Plan.  If the JSC requests that Arrowhead perform any Other Study for a Product, then Arrowhead will prepare a detailed written plan for such Other Study and submit such plan to the JSC to review, discuss, and determine whether to approve. The development plan for Development activities in support of any such Other Study is referred to as the “Arrowhead Co-Funded Development Plan.”  The  Arrowhead Co-Funded Development Plan will include: (a) [***] and (b) a detailed written budget, on an activity-by-activity basis, of expected FTE Costs, Out-of-Pocket Costs, and other costs and expenses relating to the performance of such Other Study(ies) to be conducted by or on behalf of Arrowhead under the Arrowhead Co-Funded Development Plan on a [***] basis for the subsequent Calendar Year, which budget will include [***] (as may be updated by the Parties from time to time, the “Initial Arrowhead Co-Funded Development Budget”, and together with such budget in respect of each subsequent Calendar Year, each, a “Arrowhead Co-Funded Development Budget”). Arrowhead, through the JSC, will propose updates to the Arrowhead Co-Funded Development Plan on an [***] basis, and will propose a Arrowhead Co-Funded Development Budget for each subsequent [***] no later than [***] of the then-current [***].  In addition, Arrowhead may propose updates to the Arrowhead Co-Funded Development Plan and the Arrowhead Co-Funded Development Budget as necessary from time-to-time during a Calendar Year. The JSC will review, discuss, and determine whether to approve the proposed Arrowhead Co-Funded Development Plan, including the Initial Arrowhead Co-Funded Development Budget, and each [***] update and any other such proposed update, in accordance with Section 9.2.3 (Responsibilities of JSC).

b.	Section 3.2.3(a) (Co-Funded Expenses) of the Agreement is hereby deleted in its entirety and replaced with the following:
(a)	Co-Funded Expenses. (i) The Parties will share the Eligible Development Expenses incurred [***] and (ii) Arrowhead will [***].
c.	Section 3.2.3(b) (PMR/PMC Activities) of the Agreement is hereby deleted in its entirety and replaced with the following:
(b)

Shared Development Expenses.  Commencing from and after the Execution Date and during the Term, the Parties will share all Eligible Development Expenses [***] at a ratio of [***] (Takeda: Arrowhead) (the “Eligible Development Costs Share Ratio”) in accordance with [***].  Within [***] after the end of each [***] after the Effective Date, ([***] (each such report, an “Eligible Development Expenses Report”). Following receipt of the Eligible Development Expenses Report(s) following a given [***], such Eligible Development Expenses Report(s) will be [***].

d.	Section 3.2.3(d) (Reimbursement for Additional Studies) of the Agreement is hereby deleted in its entirety and replaced with the following:

(d)Reimbursement for Additional Studies.  Prior to the commencement of each Additional Study, Takeda will submit an invoice to Arrowhead for [***] (the “Forecasted Additional Study Credit”). For each Additional Study, Takeda may [***]. No later than [***] following the completion of each Additional Study, Takeda will provide Arrowhead with a [***] ([***], the “Actual Additional Study Credit”), and (A) if [***] and (B) if [***].

4.	Amendment of Article 9 (Governance):

a.	Section 9.2.3(a) (Responsibilities of the JSC) of the Agreement is hereby deleted in its entirety and replaced with the following:
(a)

review, discuss, and determine whether to approve (i) the Co-Funded Development Plan, Co-Funded Development Budget, and any updates thereto (ii) [***], (iii) any Arrowhead Co-Funded Development Plan, Arrowhead Co-Funded Development Budget, and any updates thereto, and (iv) [***];

5.	Amendment of Article 10 (Payments):
a.	Section 10.2.3 (Milestone Credits and Adjustments) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a)Additional Studies Credit.  Takeda will [***].

b.	Section 10.4.5(b) (Withholding Taxes) of the Agreement is hereby deleted in its entirety and replaced with the following:

(b) Withholding Taxes. The amounts payable pursuant to this Agreement (“Payments”) will not be reduced on account of any Taxes unless required by applicable Law. Any Party making payments pursuant to this Agreement (the “Paying Party”) will deduct and withhold from the Payments made to the other Party (the “Payee”) any Taxes that it is required by applicable Law to deduct or withhold (“Withholding Taxes”), and any such amounts deducted or withheld by the Paying Party will be treated as having been paid to the Payee for purposes of this Agreement. Any such Withholding Taxes will be an expense of and borne by the Payee. If any such Withholding Tax is assessed against, or paid (but in each case not withheld) by the Paying Party, then the Payee will pay the relevant amount of such Withholding Tax to the Paying Party. In the event that a Governmental Authority retroactively determines that a payment made by the Paying Party to the Payee under this Agreement should have been subject to Withholding Taxes (or to additional Withholding Taxes), and the Paying Party remits such Withholding Taxes to the Governmental Authority, including any interest and penalties that may be imposed thereon, at the option of the Paying Party, then the Payee will pay the relevant amount of any Withholding Tax (including any interest and penalties thereon) to the Paying Party. Notwithstanding the foregoing, if the Payee is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable Withholding Tax, then it may deliver to the Paying Party or the appropriate Governmental Authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the Paying Party of its obligation to withhold tax. If the Payee timely delivers to the Paying Party a validly executed form establishing a reduced rate or exemption from withholding, the Paying Party shall apply the reduced rate of withholding, or not withhold, as the case may be, provided that the Paying Party is in receipt of evidence, in a form reasonably satisfactory to the Paying Party, for example the Payee’s delivery of all applicable documentation, at least two weeks prior to the time that the Payments are due. If, in accordance with the foregoing, the Paying Party withholds any amount, then it will pay to the Payee the balance when due, make timely payment (or cause its agent to make timely payment) to the proper taxing authority of the withheld amount, and send the Payee proof of such payment within [***]following that payment.

6.

Other Terms Unchanged.  The Agreement, except where explicitly amended by this First Amendment, will remain unchanged and in full force and effect and is in all respects agreed to, ratified and confirmed hereby.  Any reference to the Agreement after the First Amendment Effective Date will be deemed to be a reference to the Agreement, as amended by this First Amendment.

7.	Effectiveness. This First Amendment will be effective as of the First Amendment Effective Date.

8.

Governing Law.  This First Amendment will be construed in accordance with and governed by the laws of the State of New York, without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

9.

Severability.  If any provision of this First Amendment or the application thereof to any Person or circumstance will, for any reason and to any extent, be invalid or unenforceable, the remainder of this First Amendment and the application of that provision to other Persons or circumstances will not be affected, but rather will be enforced to the extent permitted by Applicable Law.

10.	Headings. The section headings used in this First Amendment are for convenience only and will not be read or construed as limiting the substance or generality of this First Amendment.

11.	Counterparts. This First Amendment may be signed in one or more counterparts, each of which will be considered an original, with the same effect as if the signatures were upon the same instrument.

12.	Modification. This First Amendment may be amended, modified, renewed or extended only by written instrument executed by all Parties hereto.

SIGNATURES APPEAR ON THE FOLLOWING PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed as of the First Amendment Effective Date by their respective officers thereunto duly authorized.

TAKEDA PHARMACEUTICALS U.S.A., INC.

BY: /s/ Nenad Grmusa

NAME: Nenad Grmusa

TITLE: Head, Center for External Innovation

ARROWHEAD PHARMACEUTICALS, INC.

BY: /s/ Chris Anzalone

NAME: Chris Anzalone

TITLE:CEO

[Signature Page to First Amendment to Exclusive License and Co-Funding Agreement]